UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

CPS TECHNOLOGIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16088	04-2832509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 South Worcester Street, Norton, Massachusetts		02766
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):		508-222-0614

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CPSH	NASDAQ Capital Markets

Item 4.01. Changes in Registrant’s Certifying Accountants

(a)	Dismissal of Previous Independent Registered Public Accounting Firm

On October 11, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of CPS Technologies Corp. (the “Company”) dismissed Wolf & Company, P.C. (“Wolf”) as the Company’s independent registered public accounting firm, effective with the completion of the Review of the Company’s Form 10-Q for the quarter ended September 28, 2024. The dismissal was not related to any disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Other than as described below, the reports of Wolf on the consolidated financial statements of the Company as of and for the fiscal years ended December 30, 2023 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 30, 2023 and December 31, 2022, and during the interim periods through June 29, 2024, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Wolf’s satisfaction, would have caused Wolf to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Wolf with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Wolf furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of such letter provided by Wolf, dated October 16, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(16)	Appointment of New Independent Registered Public Accounting Firm

On October 10, 2024, the Audit Committee approved the engagement of PKF O’Connor Davies (“PKFOD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024, subject to the completion of PKFOD’s client acceptance procedures.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

16.1	Letter from Wolf & Company, P.C., dated October 16, 2024
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CPS Technologies Corp. (Registrant)
Date: October 16, 2024	/s/ Charles Griffith Charles Griffith Chief Financial Officer